EXHIBIT 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

Charles D. Knight

Executive Vice President

Chief Financial Officer

InvestorRelations@catocorp.com
CATO REPORTS

3Q RESULTS
CHARLOTTE, N.C. (November 16, 2023) – The Cato Corporation (NYSE:

CATO)

today reported a net loss of $6.1
million or ($0.30) per diluted share for the third quarter ended October

28, 2023, compared to a net loss of $4.5 million or
($0.21) per diluted share for the third quarter ended October 29, 2022.

Sales for the third quarter ended October 28, 2023 were $156.7 million,

a decrease of 10% from sales of $174.9 million
for the third quarter ended October 29, 2022.

The Company’s same-store sales for the quarter decreased 8% compared to
2022.
For the nine months ended October 28, 2023, the Company reported a net loss of $0.5 million or ($0.02) per diluted share,
compared to net income of $3.0 million or $0.14 per diluted share for the nine months ended October 29, 2022.

Sales for
the nine months ended October 28, 2023 were $528.2 million, a decrease of 8%

to sales of $574.9 million for the nine
months ended October 29, 2022.

Year-to-date same-store sales decreased 6% compared to 2022.
“Our year-to-date sales trend continues to be negatively impacted by declining spending on goods versus services, as well
as our customers’ discretionary spending levels,” stated

John Cato, Chairman, President, and Chief Executive Officer.

“Our gross margin rate continues to improve compared to 2022, as we continue to focus on controlling our inventory in
this difficult economic environment.

However given the current economic conditions, we believe that the fourth quarter
will remain challenging.”
Gross margin increased from 29.3% to 32.5% of sales in the quarter due to higher merchandise margins, partially offset
by increased freight and occupancy costs as a percent of sales.

SG&A expenses as a percent of sales increased from
35.1% to 39.4% of sales during the quarter primarily due to increased payroll and insurance expense. Tax benefit for the
quarter was $4.3 million versus a $4.7 million tax benefit in the prior year.
Year

-to-date gross margin increased to 34.6% of sales from 32.5% in the prior year primarily due to increased
merchandise margins, partially offset by occupancy costs as a percent of sales.

The year-to-date SG&A rate was 35.1%
versus 31.8% primarily due to increased payroll and insurance expense.

Tax benefit for the nine-month period was $0.8
million compared to $3.0 million tax expense last year.
During the third quarter ended October 28, 2023, the Company opened one store and closed three stores.

Year-to-date,
the Company opened nine stores and closed 44 stores.

As of October 28, 2023, the Company has 1,245 stores in 31 states, compared to 1,317 stores in 32 states as of October 29, 2022.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three
concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise
found in its Cato stores at www.catofashions.com.

Versona

is a unique fashion destination offering apparel and

accessories including jewelry, handbags and shoes at exceptional prices every day.

Select Versona

merchandise can also
be found at www.shopversona.com.

It’s Fashion offers fashion with a focus on the latest trendy styles for the entire family at low prices every day.
Statements in this press release that express a belief, expectation or intention, as well as those that are not a historical fact,

including, without limitation, statements regarding the Company’s expected or estimated operational financial
results, activities or opportunities, and potential impacts and effects of the coronavirus are considered “forward-looking”
within the meaning of The Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based
on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements.

Such factors include, but
are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and spending, including, but not limited to, prevailing social, economic, political and public health conditions and uncertainties, levels
of unemployment, fuel, energy and food costs, wage rates, tax rates, interest rates, home values, consumer net worth and the availability of credit; changes in laws or regulations affecting our business including but not limited to tariffs;
uncertainties regarding the impact of any governmental action regarding, or responses to, the foregoing conditions;
competitive factors and pricing pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to successfully implement our new store development strategy to increase new store
openings and the ability of any such new stores to grow and perform as expected; adverse weather, public health threats
(including the global coronavirus (COVID-19) outbreak) or similar conditions that may affect our sales or operations;
inventory risks due to shifts in market demand, including the ability to liquidate excess inventory at anticipated margins;
and other factors discussed under “Risk Factors” in Part I, Item 1A of the Company’s

most recently filed annual report
on Form 10-K and in other reports the Company files with or furnishes to the SEC from time to time.

The Company does
not undertake to publicly update or revise the forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED October 28, 2023 AND October 29, 2022
(Dollars in thousands, except per share data)
Quarter Ended Six Months Ended
October 28, %
October 29, %
October 28, %
October 29, %
2023

Sales
2022 Sales
2023

Sales
2022 Sales
REVENUES

Retail sales
$ 156,682 100.0%
$ 174,921 100.0%
$ 528,174 100.0%
$ 574,860 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,574 1.0%
1,705 1.0%
5,003 0.9%
5,351 0.9%

Total revenues
158,256 101.0%
176,626 101.0%
533,177 100.9%
580,211 100.9%
GROSS MARGIN (Memo) 50,850 32.5%
51,169 29.3%
182,638 34.6%
187,116 32.5%
COSTS AND EXPENSES, NET

Cost of goods sold
105,832 67.5%
123,752 70.7%
345,536 65.4%
387,744 67.5%

Selling, general and administrative
61,792 39.4%
61,397 35.1%
185,344 35.1%
182,606 31.8%

Depreciation
2,504 1.6%
2,864 1.6%
7,371 1.4%
8,418 1.5%

Interest and other income
(1,523) -1.0%
(2,278) -1.3%
(3,754) -0.7%
(4,565) -0.8%

Costs and expenses, net
168,605 107.6%
185,735 106.2%
534,497 101.2%
574,203 99.9%
Income Before Income Taxes
(10,349) -6.6%
(9,109) -5.2%
(1,320) -0.3%
6,008 1.0%
Income Tax Expense

(4,272) -2.7%
(4,656) -2.7%
(797) -0.2%
2,988 0.5%
Net Income (Loss)
$ (6,077) -3.9%
$ (4,453) -2.5%
$ (523) -0.1%
$ 3,020 0.5%
Basic Earnings Per Share
$ (0.30)
$ (0.21)
$ (0.02)
$ 0.14
Diluted Earnings Per Share
$ (0.30)
$ (0.21)
$ (0.02)
$ 0.14

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
October 28,
October 29,
2023

2023

(Unaudited)
(Unaudited)
ASSETS
Current Assets

Cash and cash equivalents
$ 25,024
$ 20,005

Short-term investments
93,552
108,652

Restricted cash
3,908
3,787

Accounts receivable - net
31,115
26,497

Merchandise inventories
98,872
112,056

Other current assets
8,591
6,676
Total Current Assets
261,062
277,673
Property and Equipment - net
66,302
70,382
Noncurrent Deferred Income Taxes
10,977
9,213
Other Assets
25,444
21,596
Right-of-Use Assets, net
123,583
174,276

TOTAL
$ 487,368
$ 553,140
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
$ 132,793
$ 135,597
Current Lease Liability
51,431
67,360
Noncurrent Liabilities
14,683
16,183
Lease Liability
71,143
107,407
Stockholders' Equity
217,318
226,593

TOTAL
$ 487,368
$ 553,140